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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-93059 on Form N-4 of our report dated February 22, 2000, related to the consolidated financial statements of Pacific Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, appearing in the Statement of Additional Information of Pacific Innovations, which is part of such Registration Statement; and to the incorporation by reference of our report dated February 7, 2000, related to the statement of assets and liabilities of Separate Account A of Pacific Life Insurance Company as of December 31, 1999, and the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended appearing in the Annual Report of Separate Account A of Pacific Life Insurance Company for the year ended December 31, 1999.

We also consent to the reference to us under the heading "Financial Statements" appearing in such Statement of Additional Information and under the heading "Financial Highlights" appearing in the Prospectus.


Deloitte & Touche LLP

Costa Mesa, California
March 31, 2000